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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000 relating to the financial statements and financial statement schedules of JNI Corporation, which appears in JNI Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.


PricewaterhouseCoopers LLP

San Diego, California
March 29, 2000